SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                        Pursuant to Sectio 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): June 13, 2002 (June 13, 2002)


                           LAHAINA ACQUISITIONS, INC.


   Colorado                      0-27480                         84-1325695

(State or other
jurisdiction of           (Commission File ID No.)            (IRS Employer No.)
incorporation)


                       Suite 701, 14001 E. Iliff Avenue
                                Denver, CO  80014
                   (Address of principal executive offices)


                              (800) 307-7603
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


Item 5.  Other Events

         On June 13, 2002, Lahaina Acquisitions, Inc. issued a press release announcing that the date for the Annual Meeting of Stockholders has been changed to July 18, 2002 at 12:00 p.m. Mountain Standard Time, to be held at 14001 East Iliff Avenue, Suite 704, Denver, CO 80014 due to a mailing technicality experienced by Gemisys Financial Services, the mailing agent for the Lahaina Acquisitions, Inc. proxy statement dated May 28, 2002. A copy of the press release is attached hereto as Exhibit 99.1. In addition, the Company mailed a letter to its stockholders announcing the change in the meeting date, which is attached hereto as Exhibit 99.2. All other aspects of the upcoming meeting remain the same as set forth in the proxy statement.

Item 7.  Financial Statements and Exhibits.

         Exhibit 99.1   Press Release dated June 13, 2002.

         Exhibit 99.2   Letter to Stockholders.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                 LAHAINA ACQUISITIONS, INC.
                                    (Registrant)


Dated: June 13, 2002                By: /s/Dan Moudy
                                    ----------------
                                    Dan Moudy
                                    President